Exhibit 10.4
                                AGREEMENT BETWEEN
                     UNITED PAYORS & UNITED PROVIDERS, INC.
                                       AND
                               HEALTHEXTRAS, INC.

    This Agreement is made this 22nd day of December, 1999 by and between United Payors & United Providers, Inc. ("UP&UP"), a Delaware Corporation, and HealthExtras, Inc. ("HE"), a Delaware corporation, and shall be deemed effective as of January 1, 2000.

                                    RECITALS
    Whereas, UP&UP has various administrative and technical capabilities that were utilized during 1999 to support HE operations; and

    Whereas, HE utilized UP&UP administrative and technical services in the development and operation of HE businesses during 1999; and

    Whereas, HE wishes to continue to utilize the technical services in the area of Information Technology, Communications Networking, and Internet Services; and

    Whereas, HE wishes to transition the administrative services support provided in 1999 from UP&UP to HE by March 31, 2000.

    Now, Therefore, in consideration of the mutual agreements and covenants herein contained, UP&UP and HE agree as follows:

A.   GENERAL UNDERSTANDINGS
     ----------------------

     1. HE intends to transition all administrative functions from UP&UP to HE by March 31, 2000.

     2. HE will utilize the technical support services of UP&UP in the area of Information Technology, Communications Network and Internet Services. These services include building and supporting a communications grid, establishing a computer based network of hardware and application software and the providing of such necessary day to day operations and technical support as outlined in Exhibit A.

B.   UP&UP RESPONSIBILITIES
     ----------------------

     1. UP&UP shall to make available, all appropriate staff as may be necessary to support the transition of the administrative services function by March 31, 2000.

     2. UP&UP shall provide on-going technical, computer, facilities support under the terms of this Agreement. UP&UP and HE will meet on a quarterly basis (or more frequently if necessary) to set goals and tasks to be accomplished during the term of this Agreement.

C.   COMPENSATION AND PAYMENT
     ------------------------

     1. UP&UP shall be compensated by HE for its efforts associated with the provisions of the services pursuant to this Agreement on a cost plus fee basis. Such shall be calculated based on direct cost incurred plus overhead and general administrative rate of 30% plus a fixed fee of 18% applicable to direct costs.

     2. HE shall compensate UP&UP for access to shared computer and communication grid infrastructure, software and maintenance. In general, HE will be charged for such access based upon proportional usage and total cost incurred. The compensation payable to UP&UP shall include a margin of 18% which will be added to actual costs allocated.

          The initial year of the contract shall be based on actual allocated costs of $364,000. This amount shall be adjusted in year one only upon a material variance from the total allocation percentages applicable to HE of 35% for computer infrastructure and maintenance and 22% for the communications grid, respectively. This initial compensation term shall commence not later than April 1, 2000.

D.   PAYMENTS AND AUDIT
     ------------------

     1. UP&UP shall invoice HE on a monthly basis with sufficient accounting details supporting the billing to HE.

E.   TERM
     ----
     1. This Agreement is effective January 1, 2000 and shall terminate on December 31, 2002. Any payments due UP&UP under the terms of this agreement shall survive the termination of this Agreement.

     2. During the term of this Agreement HE may unilaterally terminate this Agreement at any time by providing UP&UP ninety (90) days written notice of such termination.

     3. In the event of termination, UP&UP shall support the transition of HE's systems and communication requirements in a timely and professional manner. All services provided during such a transition shall be paid for by HE pursuant to Section C.1 above.

F.   NON-SOLICITATION
     ----------------

     1. During the term of this Agreement, and for a period of one year from the date of termination of this Agreement, HE shall not solicit, hire, contract with or otherwise utilize, or attempt to utilize UP&UP employees or consultants, unless otherwise mutually agreed upon.

     2. During the term of this Agreement, UP&UP shall not solicit, hire, contract with or otherwise utilize, or attempt to utilize, HE employees or consultants unless otherwise mutually agreed upon.

G.   CONFIDENTIALITY
     ---------------

     1. HE and UP&UP acknowledge that in fulfilling the responsibilities set forth in this Agreement, HE and UP&UP shall exchange confidential and proprietary information concerning business and financial affairs of HE and UP&UP, their subsidiaries and other affiliated companies. HE and UP&UP agree not to disclose any such information at any time, except as necessary to employees or agents of the parties as required by law.

     2. HE and UP&UP agree that at any time, upon the request of the other, each will promptly return any and all written or magnetic media material containing, or reflecting, any confidential or proprietary business or financial information and will not retain any copies, extracts, or other reproductions in whole or in part of such material.

H.   ARBITRATION
     -----------

     1. HE and UP&UP shall attempt to resolve any controversy or claim arising out of, or relating to, this Agreement by mutual cooperation. Any controversy or claim arising out of, or relating to, this Agreement which cannot be settled by the mutual cooperation of the parties shall be settled by binding arbitration rendered by the American Arbitration Association standard commercial rules of arbitration.

     2. In all cases submitted to arbitration, HE and UP&UP agree to share equally the administrative fee, as well as the Arbitrator's fees, if any, unless otherwise assessed by the Arbitrator. The Arbitrator's fee shall be advanced by the initiating party subject to final apportionment by the Arbitrator in his or her award.

III. INDEMNIFICATION
     ---------------
     1. HE shall indemnify and hold harmless UP&UP and its officers, employees, agents and affiliates against any and all claims, actions, expenses and liabilities (including reasonable attorneys fees) related to any breach of HE's obligations unless the claim, action, expense or liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted directly and solely from UP&UP's performance under this Agreement.

     2. UP&UP shall indemnify and hold harmless HE and its officers, employees, agents and affiliates against any and all claims,
         actions,   expenses  and liabilities  (including  reasonable  attorneys fees) related to or arising from any breach of UP&UP's obligations unless the claim, action, expense or liability is found in a final judgment by a court of competent jurisdiction (not subject to further appeal) to have resulted directly and solely from HE's performance under this Agreement.

J.   MODIFICATIONS
     -------------

     1. All amendments or modifications to this Agreement shall be mutually agreed to in writing by HE and UP&UP.

K.   GOVERNING LAW
     -------------
     1. This Agreement shall be governed in all respects by the laws of the State of Delaware.

L.   SEVERABILITY  OF INVALID  PROVISIONS
     ------------------------------------
     1. If any  provision  of this  Agreement is held to be
        illegal, invalid or unenforceable under any state or federal laws effective during this term, such provision shall be fully severable.
        The Agreement shall  be  construed   and  enforced  as  if  such
        illegal,   invalid  or unenforceable  provision  had  never  comprised a  part  hereof,  and  the remaining  provisions  shall  remain in full
        force and effect  despite such severance,   unless  this  Agreement  is
        terminated by either party in accordance with the terms of this Agreement, provided that the invalid provision is not material to the overall purpose and operation of this Agreement.

M.   WAIVER
     ------

     1. The waiver by HE or UP&UP of any breach of any provision of this Agreement or warranty or representation herein set forth shall not be construed as a waiver of any subsequent breach of the same or any other provision.

     2. The failure to exercise any right under this Agreement shall not operate as a waiver of such right. All rights and remedies provided for under this Agreement are cumulative.

N.   HEADINGS
     --------

     1. The headings in this Agreement are for convenience of reference only and shall not be considered in construing the provisions hereof.

O.   ENTIRE AGREEMENT
     ----------------

     1. This Agreement contains all of the terms and conditions agreed upon by HE and UP&UP regarding the subject matter of this Agreement. Any prior agreements, promises, negotiations, or representations, either oral or written, relating to the subject matter of this Agreement that are not expressly set forth in this Agreement are of no force and effect.

P.   EMPLOYEES ON OTHER PARTY'S  PREMISES
     ------------------------------------

     1. The employees or authorized agents of HE and UP&UP shall comply with the other party's working rules and security regulations at such time as one party's employees may be on the premises of the other party.

Q.   NOTICE OF  DEFICIENCY
     ---------------------
     1. If either HE or UP&UP, in the opinion of the other, fails to comply with one or more terms and conditions of this Agreement, the aggrieved party shall give written notice of deficiency to the other party. The party receiving such notice shall have thirty (30) days from the receipt thereof to remedy the deficiency in order to comply with the terms and conditions of this Agreement. In the event said default is not cured within the thirty-day period, the non-defaulting party may terminate the Agreement immediately.

R.   NOTICES
     -------
     1. All notices provided by this Agreement shall be in writing and shall be sent by United States certified mail, postage prepaid, to the address of the other party which is set forth in this Agreement, or to such other address as the party shall designate in writing. Any notice shall be deemed to be effective upon mailing.

         If to HE,  attention of:      Michael P. Donovan
                                       Chief Financial Officer
                                       HealthExtras, Inc.
                                       2275 Research Boulevard, 7th Floor
                                       Rockville,  MD 20850

         If to UP&UP,  attention  of:  Joseph M. Mott
                                       Corporate  Secretary
                                       United Payors & United  Providers,  Inc.
                                       2275 Research Boulevard,  6th Floor
                                       Rockville,  MD 20850
S.   BINDING ON SUCCESSORS
     ---------------------

     1. This Agreement shall be binding upon and inure to the benefit of HE and UP&UP and their respective successors and permitted assigns.

T.   ASSIGNMENT
     ----------

     1. This Agreement may not be assigned by either party without the prior written approval of the other party.

U.   INDEPENDENT RELATIONSHIP
     ------------------------

     1. None of the provisions of this Agreement are intended to create, nor shall be deemed or construed to create, any relationship between HE and UP&UP other than that of independent entities contracting with each other solely for the purposes of effecting the provisions of this Agreement. The parties to this Agreement, and their respective officers, directors, or employees, shall not be construed to be joint ventures, or the agent, employee, or representative of the other, except as specifically provided in this Agreement.

     2. The parties to this Agreement, and their respective officers, directors, or employees, shall not be construed to be joint ventures, or the agent, employee, or representative of the other, except as specifically provided in this Agreement.

IN WITNESS  WHEREOF,  the  undersigned  have executed  this  Agreement.

HE:                                      HEALTHEXTRAS,  INC.

December 22, 1999                  By: Michael P.  Donovan
                                       -----------------------------------------
Date                        Signature:  /s/ Michael P.  Donovan
                                       -----------------------------------------
                                Title:  Chief Financial Officer

UP&UP:                                 UNITED PAYORS & UNITED  PROVIDERS,  INC.

December 23,  1999                 By: Joseph M. Mott
                                       -----------------------------------------
Date                        Signature:  /s/  Joseph M. Mott
                                       -----------------------------------------
                                Title: Corporate Secretary